                                                                   EXHIBIT 10(I)

================================================================================




                           STOCK DISPOSITION AGREEMENT

                                      among

                        American Standard Companies Inc.,

                              Kelso & Company, L.P.

                                       and

                            Kelso ASI Partners, L.P.

                          Dated as of December 16, 1996




================================================================================

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----

                                    ARTICLE I
                              DEFINITIONS AND TERMS
      Section 1.1  Specific Definitions................................................................  2
      Section 1.2  Other Terms.........................................................................  3

                                   ARTICLE II
                                 PURCHASE SHARES
      Section 2.1  Purchase and Sale of Purchase Shares................................................  4
      Section 2.2  Closing; Delivery and Payment.......................................................  4

                                   ARTICLE III
                                OTHER AGREEMENTS
      Section 3.1  Registered Underwritten Secondary Sale..............................................  5
      Section 3.2  Transaction Payment.................................................................  7
      Section 3.3  Warrants............................................................................  9
      Section 3.4  Modification of Agreements.......................................................... 12
      Section 3.5  Confidentiality..................................................................... 12
      Section 3.6  Indemnity........................................................................... 13

                                   ARTICLE IV
                          REPRESENTATIONS AND WARRANTIES............................................... 17

                                    ARTICLE V
                              CONDITIONS TO CLOSING.................................................... 18

                                   ARTICLE VI
                                   TERMINATION
      Section 6.1  Termination......................................................................... 19
      Section 6.2  Effect of Termination............................................................... 20

                                   ARTICLE VII
                                  MISCELLANEOUS
      Section 7.1  Notices............................................................................. 20
      Section 7.2  Amendment; Waiver................................................................... 21
      Section 7.3  Assignment.......................................................................... 22
      Section 7.4  Entire Agreement.................................................................... 23
      Section 7.5  Parties in Interest................................................................. 24
      Section 7.6  Public Disclosure................................................................... 24
      Section 7.7  Expenses............................................................................ 25
      Section 7.8  Governing Law; Submission to Jurisdic-
                     tion; Selection of Forum.......................................................... 25
      Section 7.9  Counterparts........................................................................ 26

                  STOCK DISPOSITION AGREEMENT, dated as of December 16, 1996, among American Standard Companies, Inc., a Delaware corporation ("ASCI" or the "Company"), on the one hand, and Kelso & Company, L.P., a Delaware limited partnership ("Kelso"), and Kelso ASI Partners, L.P., a Delaware limited partnership ("ASI Partners"), on the other hand.

                              W I T N E S S E T H :

                  WHEREAS, Kelso, ASI Partners and their Affiliates (as defined in Section 1.1), including certain funds managed by Kelso (together, the "Kelso Group") own 21,659,377 shares (the "Kelso Shares") of common stock, par value $.01 per share, of ASCI ("ASCI Common Stock");

                  WHEREAS, ASI Partners desires to sell and transfer to ASCI, and ASCI desires to purchase from ASI Partners certain of the Kelso Shares;

                  WHEREAS, ASCI has agreed to issue to ASI Partners certain warrants to buy 3,000,000 shares of ASCI Common Stock in connection with such purchase by ASCI of certain of the Kelso Shares; and

                  WHEREAS, Kelso and ASI Partners desire that ASCI facilitate the sale to the public through a secondary offering of certain of the Kelso Shares;

                  NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and on the terms and subject to the conditions set forth herein, the parties hereto, each representing to the others that its execution, delivery and performance of this Agreement has been fully and duly authorized, agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND TERMS

                  Section 1.1 Specific Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

"Affiliate" shall mean, with respect to any person, any person directly or indirectly controlling, controlled by, or under common control with, such other Person at any time during the period for which the determination of affiliation is being made.

"Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

"Closing" shall mean the closing of the Offering described in Section 3.1 and of the other transactions contemplated by this Agreement to close simultaneously therewith.

"Closing Date" shall mean the date on which the Closing occurs.

"Closing Price" of ASCI Common Stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of the Common Stock, in each case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange or quotation system on which the Common Stock is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the board of directors of the Company for the purpose. When reference is made in this Agreement to the closing price of ASCI Common Stock on the New York Stock Exchange, such price shall mean the closing price reported in the New York Stock Exchange, Inc. composite transactions reporting system (as reported in the New York City edition of The Wall Street Journal or, if not so reported, another authoritative source).

"Governmental Entity" shall mean any supranational, national, federal, state or local judicial, legislative, executive or regulatory authority.

"Transaction" shall mean the sale of all or substantially all of the shares of capital stock or of all or substantially all of the assets of the Company, including by merger, consolidation, tender offer, sale of assets or any similar transaction, to any person, or the acquisition of control of 50% or more of the combined voting power of all capital stock or 50% or more (or the right to designate 50% or more) of the seats on the board of directors, of the Company by any person or group by tender offer, proxy solicitation or exchange offer or in a transaction to which the Company is a party.

"Transaction Value" shall mean the sum of the cash and the fair value of any securities, rights or other assets received per share by holders of ASCI Common Stock in a Transaction, with the fair value of any non-cash assets received being determined by an investment banking firm of recognized stature designated in good faith by ASCI's board of directors or, if ASI Partners does not agree with such determination, as determined by agreement by such firm and another investment banking firm of recognized stature designated in good faith by ASI Partners, or failing such agreement, by a third investment banking firm of recognized stature designated by such two firms.

                  Section 1.2 Other Terms. Other terms are defined elsewhere in this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

                                   ARTICLE II

                                 PURCHASE SHARES

                  Section 2.1 Purchase and Sale of Purchase Shares. On the terms and subject to the conditions set forth herein, at the Closing, ASI Partners agrees to sell and transfer to ASCI, and ASCI agrees to purchase from ASI Partners, at the Offering Price (as hereafter defined), that number of Kelso Shares (the "Purchase Shares") equal to $300,000,000 divided by the Offering Price, rounded to the nearest whole share, and reduced by the number of such shares included in and purchased by the underwriters pursuant to an option (the "Option") to be granted to the underwriters of the Offering to purchase up to 15% of the Registered Shares (as hereafter defined) in order to cover over-allotments, ASI Partners hereby agreeing to provide such option to such underwriters for thirty days following the date of the prospectus for such Offering. The Purchase Shares shall be free of any liens, charges or encumbrances. The Purchase Shares shall not be purchased or sold pursuant to this Agreement unless the Registered Shares are sold at the Closing.

                  Section 2.2  Closing; Delivery and Payment.

                  (a) The closing shall take place at such time and place in New York City simultaneously with the Closing of the Offering (as hereafter defined) as ASI Partners and ASCI shall agree.

                  (b) On the Closing Date, ASI Partners shall deliver to ASCI certificates representing the Purchase Shares (less any shares subject to the Option) duly endorsed and in form for transfer to ASCI, and ASCI shall pay to ASI Partners the Offering Price for the Purchase Shares in immediately available funds to an account designated by ASI Partners not less than two Business Days prior to the Closing; any Purchase Shares which are subject to the Option but are not purchased by the underwriters shall be purchased and paid for by ASCI in such manner on or before the second Business Day following the day on which the Option expires or is relinquished by the underwriters.

                                   ARTICLE III

                                OTHER AGREEMENTS

                  Section 3.1  Registered Underwritten Secondary Sale.

                  (a) The Company will use its best efforts (i) to file a registration statement for an underwritten secondary offering of all of the Kelso Shares other than (A) the Purchase Shares and (B) up to 3,000,000 of the Kelso Shares (in addition to the Kelso Shares currently held by Affiliates of Kelso and ASI Partners) which the Kelso Group elects to retain (the "Registered Shares") with the Securities and Exchange Commission by December 31, 1996 and (ii) prior to February 15, 1997 to effect the registration of the Registered

Shares under the Securities Act of 1933, as amended, for sale in an underwritten public offering (the "Offering").

                  (b) Kelso and ASI Partners agree that they and the other members of the Kelso Group will sell the Registered Shares to the underwriters in the Offering so long as (1) the per share purchase price at which the Registered Shares are initially offered to the public (the "Offering Price") less underwriting commissions or discounts (the "Net Offering Price") is to the satisfaction of ASI Partners in its sole discretion, (2) the terms and conditions of the underwriting (including indemnities and sharing of expenses, but excluding underwriters' commissions and discounts) are not less favorable to ASI Partners than those in the underwriting agreements relating to the secondary offering of ASCI Common Stock pursuant to the ASCI prospectus dated September 21, 1995, with such changes to which ASI Partners does not reasonably object,
(3) the Closing of the offering occurs on or before February 28, 1997, and (4) the underwriters of the Offering will be such investment banking firms as ASI Partners and ASCI shall agree upon.

                  (c) Kelso and ASI Partners (without limiting ASI Partners' rights under Section 3.1(b)), for themselves and any other members of the Kelso Group, and ASCI agree to cooperate with one another and to use all reasonable efforts to cause the Offering to occur and to close as contemplated by this
Section 3.1.

                  (d) The parties agree that the indemnity provisions contained in Section 8 of the Stockholders Agreement (as hereinafter defined) shall be applicable to the Offering.

                  Section 3.2 Transaction Payment. If at any time after the Closing and prior to January 31, 1998 (or prior to October 1, 1998 in the case of a Transaction proposed prior to January 31, 1998 either non-publicly in writing to ASCI or orally to ASCI and discussed by the Board of Directors of ASCI, or publicly, and not consummated or withdrawn as of January 31, 1998, it being agreed that a proposal shall be considered withdrawn if the proposer has not contacted the Company or made a public statement concerning the proposal for a period of more than 3 months as of January 31, 1998), ASCI consummates a Transaction which has not directly or indirectly been actively encouraged or supported by Kelso, ASI Partners or their Affiliates after the date hereof, ASCI shall make a cash payment to ASI Partners equal to (i) the number of Purchase Shares sold pursuant to this Agreement multiplied by the excess, if any, of (A) the Transaction Value over (B) the Offering Price plus (ii) the number of Registered Shares sold by ASI Partners pursuant to this Agreement multiplied by the excess, if any, of (A) the Transaction Value over (B) the Net Offering Price. In the event that subsequent to the Closing there is a change in the number of shares of ASCI Common Stock issued and outstanding as a result of a reclassification, stock split (including a reverse split), stock dividend or distribution or other similar transaction or any other transaction that would cause an adjustment under Section 10 of the Warrant Agreement (as defined in Section 3.3(a)), the number of Purchase Shares and of Registered Shares used in the foregoing determination of the cash payment to ASI Partners shall be equitably adjusted to eliminate any dilutive or accretive effects of such event or transaction. Such payment shall be made in immediately available funds at the time of consummation of such Transaction or such later date as the value of any non-cash assets is determined for purposes of establishing the Transaction Value. ASCI shall also pay interest on any part of such payment made after consummation of such Transaction from the date of such consummation to the date of payment at an annual rate equal to the prime lending rate of Citibank, N.A. in effect at the time of consummation of such Transaction. Any action by any director of ASCI designated by ASI Partners taken in such director's capacity as a director in meetings of or discussions with other directors or with senior officers of ASCI, or any action by any direct or indirect partner of ASI Partners or limited partner of Kelso (other than an Affiliate of either of them with respect to any action other than the voting or tendering of any of their shares of ASCI Common Stock or the granting or withholding of proxies or consents relating thereto) taken in such partner's individual capacity as a shareholder of ASCI or otherwise, shall not be deemed to be direct or indirect active encouragement or support of any Transaction by any of ASI Partners, Kelso or their Affiliates. Without limiting the foregoing, should any person initiate any discussion with ASI Partners, Kelso or any of their Affiliates concerning a Transaction, such discussion shall not be deemed to be direct or indirect encouragement or support of any Transaction if ASI Partners, Kelso or any of their Affiliates, as the case may be, requests the other party to such discussion to refer inquiries to ASCI. The Company agrees that it will not intentionally delay the consummation of any Transaction for the purpose of avoiding a payment under this Section 3.2.

                  Section 3.3  Warrants.

                  (a) At the Closing, the Company shall issue unregistered warrants (the "Warrants") to ASI Partners or their designated direct or indirect partners, permitting ASI Partners or such designees, subject to Section 3.3(b) below, to purchase 3,000,000 shares of ASCI Common Stock at a price per share equal to the Offering Price plus $10.00 (the "Warrant Exercise Price") or, at the election of an original holder of the Warrants (including direct or indirect partners to whom ASI Partners distributes the Warrants) to receive by surrendering the Warrants without further payment a number of shares of ASCI Common Stock equal to (i) the amount, if positive, equal to the then per share Market Value (as defined in the Warrant Agreement) of ASCI Common Stock less the Warrant Exercise Price, (ii) divided by such per share Market

Value and (iii) multiplied by the number of shares for which the surrendered Warrants could be exercised. Such Warrants shall be exercisable prior to the fifth anniversary of the Closing Date at the times and upon the terms and conditions set forth in the Warrant Agreement attached hereto as Annex A (the "Warrant Agreement").

                  (b) The Warrants shall not be exercisable until the possibility of a payment becoming due to ASI Partners pursuant to Section 3.2 of this Agreement no longer exists, and if any Transaction occurs which would entitle ASI Partners to such a payment, the Warrants shall expire at the time such Transaction occurs, provided that payment is made as required by Section
3.2 hereof.

                  (c) The Warrants need not be registered by ASCI under the Securities Act of 1933, as amended (the "Act"). Kelso and ASI Partners agree that they and their distributees will not sell, transfer, or otherwise dispose of Warrants in any manner that would cause a violation of the registration requirements of the Act, and that the Company may place an appropriate legend on the Warrant certificates, and institute stop transfer procedures, designed to assure that no such violations occur. The Company will not, however, require Kelso or ASI Partners to provide it with a legal opinion as to the compliance with the Act of the distribution of Warrants to direct or indirect partners in ASI Partners or the sale by ASI

Partners or any direct or indirect partners in ASI Partners of Warrants to Goldman, Sachs & Co.

                  (d) The Company agrees that it will take all action necessary in a timely manner, including any required registration under the Act of any shares of ASCI Common Stock issued by it upon exercise of Warrants and the subsequent sale of such shares without further such registration, in order that the issuance by it of ASCI Common Stock on exercise of Warrants will not violate the registration requirements of the Act and that the shares of such ASCI Common Stock acquired by persons exercising Warrants can be freely resold by them without registration under the Act other than such registration as may previously have been effected, provided that Affiliates of the Company may be required to comply with Rule 144 under the Act or any successor provision. The Company shall bear all expenses (including, without limitation, all filing fees) incurred by it in connection with its performance of this Section 3.3(d). The holders of a Warrant or shares issued upon exercise of Warrants shall not be required to make any representations (other than as to the ownership of such Warrants or shares) or provide any indemnity in connection with any registration effected as contemplated by this Section 3.3. If ASI Partners reasonably believes that further assurance is needed at a time when the Warrants have become exercisable, the Company will at the request of ASI Partners provide ASI Partners with either an opinion of counsel of recognized stature (who may be the general counsel of or other counsel regularly engaged by the Company) or a no-action letter from the Securities and Exchange Commission's staff to the effect that shares of ASCI Common Stock acquired upon the exercise of Warrants may be freely resold by the Warrant holder without registration under the Act other than such registration as may previously have been effected and, in the case of an Affiliate of the Company, provided such resale is in accordance with the requirements of Rule 144 under the Act or a successor rule or regulation. If the Company does not provide such an opinion or no-action letter in a timely manner, it shall use its best efforts, at its expense, promptly to effect the registration under the Act of the shares of ASCI Common Stock issued or issuable upon the exercise of Warrants to the extent necessary to permit the resale thereof in compliance with the Act.

                  Section 3.4 Modification of Agreements. The terms and provisions of the Stockholders Agreement and the agreement between American Standard Inc., ASCI and Kelso dated as of December 2, 1994 (the "Kelso Agreement") are hereby modified and amended to provide for and permit the transactions contemplated by this Agreement.

                  Section 3.5 Confidentiality. Kelso and ASI Partners agree that they shall keep (and shall use their best efforts to cause their general partners, officers, employees, representatives, outside advisors and Affiliates to keep) all non-public information relating to the Company (including any such information received prior to the date hereof) confidential except information which (i) becomes known to such party from a source, other than the Company, its directors, officers, employees, representatives or outside advisors, which is not known by Kelso or ASI Partners to be obligated to the Company to keep such information confidential or (ii) becomes generally available to the public through no breach of this Agreement. Notwithstanding the foregoing, Kelso and ASI Partners may disclose non-public information if required to do so by a court of competent jurisdiction or by any Governmental Entity; provided, however, that prompt notice of such required disclosure be given to the Company prior to the making of such disclosure so that the Company may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the party hereto required to disclose the non-public information will disclose only that portion which such party is advised by opinion of counsel is legally required to be disclosed and will request that confidential treatment be accorded such portion of the non-public information.

                  Section 3.6  Indemnity.

                  (a) The Company shall indemnify and hold harmless each of Kelso, ASI Partners and their partners, officers, employees, representatives, outside advisors, agents and Affiliates from and against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), including reasonable fees and expenses of counsel incurred in investigation or defense of any of the same or in successfully asserting any of their respective rights hereunder, which are not the subject of the indemnification provisions of the underwriting agreements relating to the Offering or of Section 8 of the Stockholders Agreement and which arise, directly or indirectly, out of claims or charges against any of them resulting from the entering into or performance by Kelso or ASI Partners of this Agreement or the transactions contemplated hereby or from any action or inaction as a stockholder of the Company other than claims or charges (1) by direct or indirect partners of ASI Partners or members of the Kelso Group by reason of Kelso or ASI Partners having agreed to sell, or selling, ASCI Common Stock pursuant to this Agreement, having agreed to any of the restrictions or commitments in this Agreement with respect to ASCI Common Stock, or for any alleged breach of fiduciary duty as general partners of Kelso or ASI Partners or any investment partnerships that are direct or indirect partners in Kelso or ASI Partners or for breach of any organizational or investment agreement of Kelso, ASI Partners or any such investment partnership or (2) by ASCI for breach of any representation and warranty by Kelso or ASI Partners contained in Article IV of this Agreement. This indemnity shall not apply, however, to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                  (b) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph, such indemnified party will, if a claim in respect thereof is to be made against the Company, give written notice to the latter of the commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the Company of its obligations under the preceding paragraph except to the extent that the Company is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the Company will be entitled to participate therein and to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the Company to such indemnified party of its election so to assume the defense thereof, the Company will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party and the Company reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the Company with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the Company, to represent such indemnified party, and the Company shall pay all reasonable fees and expenses of such counsel. The Company, in the defense of any such claim or litigation, shall not, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                  (c) Any indemnification required to be made by the Company pursuant hereto shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by the Company with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party, provided that the Company receives an undertaking by or on behalf of such indemnified party to repay amounts so advanced if it shall ultimately be determined that such indemnified party is not entitled to be indemnified hereunder.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

               ASCI represents and warrants as to itself to Kelso and ASI Partners, and Kelso and ASI Partners each represents and warrants as to itself to ASCI, as follows:

                  (a) It has duly obtained all necessary authority for the execution, delivery and performance of this Agreement by it; it has duly executed and delivered this Agreement; and this Agreement is a valid and legally binding agreement, enforceable against it in accordance with its terms, assuming it has been duly executed and delivered by the other parties.

                  (b) Performance of this Agreement by it will not violate or conflict with any law, regulation, order or agreement, or in the case of ASCI its certificate of incorporation or by-laws, and it requires no governmental approvals or third party consents to enter into and perform its obligations pursuant to this Agreement. Such execution and performance does not and will not constitute a default under any agreement or obligation binding on it or result in the forfeiture or loss of any rights or assets by it except as specifically provided for in this Agreement. The representations and warranties of Kelso and ASI Partners herein assume the correctness of those of ASCI herein.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

                  Conditions to the Obligations of ASCI, Kelso and ASI Partners. The obligations of the parties hereto to effect the Closing are subject to the satisfaction (or waiver) prior to the Closing of the following conditions:

                  (a) No Injunctions. There shall not be in effect any statute, regulation, order, decree or judgment of any Governmental Entity which makes illegal or enjoins or prevents in any material respect the consummation of the transactions contemplated by this Agreement.

                  (b) Representations. As to any party to this Agreement, all representations made to such party to this Agreement in Article IV hereof shall be true and correct in all material respects at and as of the Closing Date, and such party shall have received a certificate of a senior officer of each party making such representations to that effect.

                  (c) Agreements. As to any party to this Agreement, all agreements made by another party or parties for the benefit of such party and to be performed at or before the Closing shall have been duly performed in all material respects or waived, and all transactions to be consummated at the Closing shall be completed concurrently to the reasonable satisfaction of each party.

                                   ARTICLE VI

                                   TERMINATION

                  Section 6.1 Termination. This Agreement may be terminated at any time prior to the Closing:

                  (a)  by written agreement of ASCI, Kelso and ASI Partners;

                  (b) either by ASCI or by ASI Partners and Kelso, by written notice of such termination to the other, if the Closing of the Offering shall not have occurred on or prior to February 28, 1997 unless the failure to consummate the Offering by such date shall be due to the failure of the party or parties seeking to terminate this Agreement to have fulfilled in all material respects its or their obligations under this Agreement);

                  (c) either by ASCI or by ASI Partners and Kelso if any court of competent jurisdiction or other competent Governmental Entity shall have by statute, rule, regulation, order, decree or injunction or other action permanently restrained, enjoined or otherwise prohibited any of the transactions contemplated by this Agreement;

                  (d) either by ASCI or by ASI Partners and Kelso if the other has materially breached any agreement contained in this Agreement and such breach is either not capable of being cured prior to the Closing or, if such breach is capable of being cured, is not so cured within a reasonable amount of time; or

                  (e) by ASI Partners and Kelso, if any person makes, and has not withdrawn or abandoned, a bona fide proposal, either non-publicly in writing to ASCI or publicly, to effect a Transaction.

                  Section 6.2 Effect of Termination. In the event of the termination of this Agreement in accordance with Section 6.1 hereof, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to the other party hereto or their respective Affiliates, directors, officers or employees, except for the obligations of the parties hereto contained in this Section 6.2 and in Sections 7.1, 7.6, 7.7 and
7.8 hereof, and except that nothing herein will relieve any party from liability for any breach of this Agreement prior to such termination.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1 Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered registered or certified mail, return receipt requested, or by a national courier service, if sent by facsimile transmission, provided that the facsimile transmission is promptly confirmed by telephone confirmation thereof, or on the third day after posting in the United States postage prepaid if sent by registered or certified mail, return receipt requested, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

                           To ASCI:

                                    Richard A. Kalaher, Esq.
                                    Vice President and General Counsel
                                    American Standard Companies Inc.
                                    One Centennial Avenue
                                    Piscataway, NJ  08855
                                    Tel: (908) 980-6057
                                    Fax: (908) 980-6118

                                    With a copy to:

                                    W. Loeber Landau, Esq.
                                    Sullivan & Cromwell
                                    125 Broad Street
                                    New York, NY  10004
                                    Tel: (212) 558-4000
                                    Fax: (212) 558-3588

                           To Kelso and to ASI Partners:

                                    Kelso & Company
                                    320 Park Avenue - 24th Floor
                                    New York, NY  10022
                                    Attention:  James J. Connors, II, Esq.
                                    Tel: (212) 751-3939
                                    Fax: (212) 223-2379

                                    With a copy to:

                                    Debevoise & Plimpton
                                    875 Third Avenue
                                    New York, NY  10022
                                    Attention:  Richard D. Bohm, Esq.
                                    Tel: (212) 909-6000
                                    Fax: (212) 909-6836

                  Section 7.2 Amendment; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by ASCI, ASI Partners and Kelso, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and, except as otherwise provided herein, shall not be exclusive of any rights or remedies provided by law.

                  Section 7.3 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of each other party hereto, provided that subsequent to the Closing, Kelso and ASI Partners may make such assignments with notice to ASCI but without the need for its consent and without relieving Kelso or ASI Partners of their responsibilities for any obligation, to their Affiliates or to any direct or indirect partner of Kelso or ASI Partners, and the Company may assign or transfer its rights and obligations hereunder to any successor entity in connection with a merger of the Company or sale of all, or substantially all, of the assets of the Company. Prior to any transfer of rights or obligations by Kelso or ASI Partners hereunder, ASI Partners shall designate in writing to the Company a representative (which may be Kelso or ASI Partners and which, if not, is approved by the Company) to act on behalf of Kelso and ASI Partners and any such transferee in connection with any exercise of Kelso's, ASI Partners' and such transferee's rights hereunder. All actions to be taken by Kelso, ASI Partners and any of their transferees hereunder, including the right to provide consents or waivers, shall only be exercised by such representative. The Company shall be entitled to rely on any consent or waiver given or any other action taken hereunder by such representative as the consent, waiver, or action, as the case may be, of Kelso, ASI Partners and each of their transferees. Kelso and ASI Partners shall be entitled, but only with the written consent of the Company, not to be unreasonably withheld, to change such representative at any time.

                  Section 7.4 Entire Agreement. This Agreement, including Annex A hereto, contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, among them with respect to such matters other than the Stockholders Agreement and the Kelso Agreement, and any written agreement of the parties that expressly provides that it is not superseded by this Agreement. Unless this Agreement is terminated prior to the Closing, the provisions of Sections 11 and 12(a) of the Stockholders Agreement and 3(a) of the Kelso Agreement shall be inapplicable to any tender or sale of ASCI Common Stock by ASI Partners or any of its Affiliates in a public tender offer and upon such a sale this Agreement shall terminate. Notwithstanding the foregoing, the parties agree that from and after the Closing, the Stockholders Agreement and the Kelso Agreement shall terminate and be of no force or effect, except that the indemnification provisions contained in Section 8 of the Stockholders Agreement shall survive until they shall otherwise terminate in accordance with Section 13 of the Stockholders Agreement and the indemnification provisions contained in Section 5 of the Kelso Agreement shall survive for an identical period of time.

                  Section 7.5 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than ASCI, ASI Partners or Kelso, and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

                  Section 7.6 Public Disclosure. Notwithstanding anything herein to the contrary, each of the parties to this Agreement hereby agrees with the other party hereto that, except as may be required to comply with the requirements of any applicable laws, and the rules and regulations of the New York Stock Exchange, no press release or similar public announcement or communication shall, if prior to the Closing, be made or caused to be made concerning the execution or performance of this Agreement unless the parties shall have consulted in advance with respect thereto.

                  Section 7.7 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne as provided in Section 2.3 of the Stockholders Agreement to the extent covered thereby and, to the extent not so covered, shall be borne by the party incurring such expenses.

                  Section 7.8 Governing Law; Submission to Jurisdiction; Selection of Forum. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, whether in tort or contract or at law or in equity, exclusively in the United States District Court for the Southern District of New York or the Supreme Court of the state of New York for the county of New York, and solely in connection with claims arising under this Agreement or the transactions contained in or contemplated by this Agreement (i) irrevocably submits to the exclusive jurisdiction of such courts,
(ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with section 6.1 of this Agreement.

                  Section 7.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.

                                            AMERICAN STANDARD COMPANIES INC.

                                            By:___________________________
                                               Name:
                                               Title:

                                            KELSO & COMPANY, L.P.

                                            By:__________________________
                                               Kelso Companies, Inc.,
                                               Its General Partner

                                                     By:______________________
                                                        Name:
                                                        Title:

                                            KELSO ASI PARTNERS, L.P.

                                            By:___________________________
                                               Kelso American Standard
                                               Partners, L.P.,
                                               Its General Partner

                                                     By:______________________
                                                        Name:
                                                        Title:

                                                                         ANNEX A
                                                  TO STOCK DISPOSITION AGREEMENT



================================================================================





                        AMERICAN STANDARD COMPANIES INC.

                                       and

                                 CITIBANK, N.A.

                                  Warrant Agent


               --------------------------------------------------



                                Warrant Agreement

                          Dated as of _______ __, 1997




================================================================================

                                      INDEX

                                                                                                      Page
                                                                                                      ----
Section 1.  Certain Definitions........................................................................  2

Section 2.  Appointment of Warrant Agent...............................................................  4

Section 3.  Form of Warrant Certificates...............................................................  4

Section 4.  Countersignature and Registration..........................................................  5

Section 5.  Transfer, Split Up, Combination and
               Exchange of Warrant Certificates; Mutilated,
               Destroyed, Lost or Stolen Warrant
               Certificates............................................................................  6

Section 6.  Exercise of Warrants; Purchase Price;
               Expiration Date of Warrants.............................................................  8

Section 7.  Cancellation and Destruction of Warrant
               Certificates............................................................................ 12

Section 8.  Reservation and Availability of Shares of
               Common Stock; Reports; Taxes............................................................ 13

Section 9.  Common Stock Record Date................................................................... 16

Section 10. Adjustment of Purchase Price, Number of
               Shares or Number of Warrants............................................................ 17

Section 11. Certification of Adjusted Purchase Price
               or Number of Shares..................................................................... 30

Section 12. Consolidation, Merger or Sale or Transfer
               of Assets............................................................................... 31

Section 13. Fractional Warrants and Fractional Shares.................................................. 33

Section 14. Right of Action............................................................................ 35

Section 15. Agreement of Warrant Certificate Holders................................................... 35

Section 16. Warrant Certificate Holder Not Deemed a
               Shareholder............................................................................. 36

Section 17. Concerning the Warrant Agent............................................................... 36

Section 18. Merger or Consolidation or Change of Name
               of Warrant Agent........................................................................ 37

                                                                                                      Page
                                                                                                      ----
Section 19.  Duties of Warrant Agent................................................................... 39

Section 20.  Change of Warrant Agent................................................................... 43

Section 21.  Issuance of New Warrant Certificates...................................................... 45

Section 22.  Purchase of Warrants by the Company....................................................... 45

Section 23.  Notice of Proposed Actions................................................................ 46

Section 24.  Notices................................................................................... 47

Section 25.  Supplements and Amendments................................................................ 48

Section 26.  Successors................................................................................ 49

Section 27.  Benefits of this Agreement................................................................ 49

Section 28.  Governing Law; Submission to Jurisdiction;
               Selection of Forum...................................................................... 50

Section 29.  Counterparts.............................................................................. 51

Section 30.  Captions.................................................................................. 51

Exhibit A    Form of Warrant Certificate

                                WARRANT AGREEMENT

                  This Agreement, dated as of _______ __, 1997, between AMERICAN STANDARD COMPANIES INC., a Delaware corporation (the "Company"), and CITIBANK, N.A., a national banking association (the "Warrant Agent").

                               W I T N E S S E T H

                  WHEREAS, the Company has entered into a Stock Disposition Agreement, dated as of December 16, 1996 (the "Stock Disposition Agreement"), with Kelso & Company, L.P., a Delaware limited partnership ("Kelso"), and Kelso ASI Partners, L.P., a Delaware limited partnership ("ASI Partners"), providing, inter alia, for the disposition of shares of common stock, par value $.01 (the "Shares" or the "Common Stock"), of the Company and the issuance by the Company of warrants (the "Warrants") to purchase, in the aggregate, three million shares of Common Stock pursuant to the terms of the Stock Disposition Agreement; and

                  WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing so to act in connection with the issuance, division, transfer, exchange and exercise of Warrants;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                  Section 1. Certain Definitions. For purposes of this Agreement, the terms set forth below have the meanings indicated. Other terms are defined elsewhere in this Agreement. Capitalized terms used in this Agreement but not defined herein have the meaning given to them in the Stock Disposition Agreement.

                  (a) "Affiliate" shall mean, with respect to any person, any person directly or indirectly controlling, controlled by, or under common control with, such other Person at any time during the period for which the determination of affiliation is being made.

                  (b) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

                  (c) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

                  (d) "Closing Date" shall mean the Closing Date under the Stock Disposition Agreement.

                  (e) "Closing Price" shall mean the last reported sale price regular way on the day in question or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of the

Common Stock, in each case on the New York Stock Exchange ("NYSE"), or, if the Common Stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange or quotation system on which the Common Stock is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the board of directors of the Company for the purpose. In the case of a Closing Price of Common Stock on the NYSE, such price shall mean the closing price reported in the NYSE composite transactions reporting system (as reported in the New York City edition of The Wall Street Journal or, if not so reported, another authoritative source).

                  (f) "Original Warrant Holder" of a Warrant shall mean a Person to whom the Warrant was issued on the Closing Date and any direct or indirect partner in ASI Partners to whom ASI Partners distributes the Warrant.

                  (g) "Person" shall mean an individual, corpora-tion, limited liability company, association, partnership, joint venture, trust, unincorporated organization, government or political subdivision thereof or governmental agency or other entity.

                  (h) "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.

                  Section 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Warrant Agents as it may, in its sole discretion, deem necessary or desirable.

                  Section 3. Form of Warrant Certificates. The Warrant Certificates (together with the form of election to purchase Common Stock and the form of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement and the Stock Disposition Agreement or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Warrants may from time to time be listed, admitted to trading or quoted. Subject to the provisions of Section 21 hereof, the Warrant Certificates, whenever issued, shall be dated as of the Closing Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein for $_______ per share (the "Purchase Price"), but the number of such shares and the Purchase Price shall be subject to the adjustments as provided herein. Not more than 3,000,000 Warrants may be issued pursuant to this Warrant Agreement except as provided in Section 10 hereof.

                  Section 4. Countersignature and Registration. The Warrant Certificates shall be executed on behalf of the Company by its Chairman, President, Chief Executive Officer or any of its Vice Presidents, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Warrant Certificate shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

                  The Warrant Agent will keep or cause to be kept, at one of its offices in New York, New York, books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the number of Warrants evidenced on its face by each of the Warrant Certificates and the date of each of the Warrant Certificates.

                  Section 5. Transfer, Split Up, Combination and Exchange of Warrant Certificates; Mutilated, Destroyed, Lost or Stolen Warrant Certificates. Subject to the provisions of Section 13 hereof, at any time after the Close of Business on the date hereof, and at or prior to the Close of

Business on the Expiration Date (as such term is hereinafter defined), any Warrant Certificate or Warrant Certificates may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the principal office of the Warrant Agent. The Company will make a new Warrant Certificate or Warrant Certificates available to the Warrant Agent for delivery of such Warrant Certificates to the appropriate registered holder. Thereupon the Warrant Agent shall countersign and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Warrant Certificates.

                  Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or, in the case of any holder other than an Original Warrant Holder, security reasonably satisfactory to them, if requested, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor to the Warrant Agent for delivery to the registered holder in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated.

                  Section 6. Exercise of Warrants; Purchase Price; Expiration Date of Warrants. (a) From and after the time that it is no longer possible for any payment to be made to ASI Partners pursuant to Section 3.2 of the Stock Disposition Agreement, the registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby in whole or in part upon presentation and surrender of the Warrant Certificate, with the Form of Election to Purchase on the reverse side thereof duly executed, to the Warrant Agent at the principal office of the Warrant Agent in New York, New York, together with payment of the Purchase Price in immediately available funds for each share of Common Stock as to which the Warrants are exercised, at or prior to the Close of Business on the fifth anniversary of the Closing Date or, if such date is not a Business Day, the next Business Day thereafter (the "Expiration Date"); provided, however, that the Company, in its sole discretion, may instead elect (a "Spread Value Election") to pay, either in cash or Shares (valued at Market Value, as defined below), to such holder against surrender of the Warrants the product of (i) the number of shares of Common Stock as to which the Warrants are exercised, times
(ii) the amount of the excess, if any, of (A) the average of the Closing Price per share of the Common Stock for the five Trading Days prior to the date the Warrants are exercised or surrendered (the "Market Value") over (B) the Purchase Price, in which case the registered holder will not be required to submit such cash payment for the Purchase Price. The Company shall, at the request by any Warrant holder received by the Company five Business Days in advance of a proposed exercise of a Warrant, advise such holder at least one Business Day prior to the proposed exercise date whether the Company elects in its discretion to pay for the surrender of the Warrant, without payment by the holder, in either cash or Shares. The Company further agrees that, upon the exercise of any Warrant by any Original Warrant Holder, the Company will exercise its Spread Value Election to make such payment in cash or Shares for surrender of Warrants by such Original Warrant Holder. The Company may also by notice to the Warrant Agent make a Spread Value Election in advance, specifying that payment by it will be made in cash, in

Shares or reserving its right to elect either in its discretion from time to time, in which case such Spread Value Election shall be binding in accordance with its terms on the Company and the Warrant holders for all exercises of Warrants subsequent to such notice. The Company shall give prompt notice of such election to the Warrant holders. In the event that a Transaction occurs after the date a payment by reason thereof would otherwise be due, any Warrant holder exercising a Warrant may require the Company to exercise its Spread Value Election for cash, and the Company shall be obligated to do so. Except as provided in the immediately preceding sentence, whenever the Company exercises a Spread Value Election upon exercise of a Warrant, it shall, within three Business Days of the date of its exercise of such Spread Value Election, (i) make its choice of payment in cash or the issuance of shares of ASCI Common Stock pursuant to the Spread Value Election and (ii) make to the Warrant holder the cash payment or delivery of the shares, but any shares of ASCI Common Stock delivered pursuant to such Spread Value Election shall be deemed to have been issued and delivered to the Warrant holder and to be outstanding as of the date provided in Section 9 of this Agreement notwithstanding such deferred delivery by the Company.

                  (b) The Purchase Price is subject to adjustment from time to time as provided in Section 10 hereof.

                  (c) Upon receipt of a Warrant Certificate, with the Form of Election to Purchase duly executed, accompanied, in the case of an election by any holder other than an Original Warrant Holder, by payment, if any, of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or governmental charge payable by the holder pursuant to Section 8 in cash, or by certified check or bank draft payable to the order of the Company, the Warrant Agent shall within two Business Days (i) requisition from any transfer agent of the Common Stock of the Company certificates for the number of whole shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of whole or fractional shares and (iii) after receipt of such certificates cause the same to be delivered to or upon the order of the registered holder of such Warrant Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Warrant Certificate. Upon instruction or request from time to time by the Company, the Warrant Agent will pay to or at the direction of the Company any amounts of cash received and held by the Warrant Agent for the Company's account.

                  (d) In case the registered holder of any Warrant Certificate shall exercise less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Warrant Agent at the Company's expense to the registered holder of such Warrant Certificate or to his duly authorized assigns, subject to the provisions of Section 13 hereof.

                  (e) All Warrants shall expire and be of no further force and effect upon the occurrence of any Transaction (as defined in the Stock Disposition Agreement) which will require a payment to ASI Partners by the Company pursuant to Section 3.2 of the Stock Disposition Agreement, provided payment is made as required by such Section 3.2. The Company shall give prompt notice to the Warrant Agent and the Warrant holders of such expiration.

                  Section 7. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in cancelled form, or, if surrendered to the Warrant Agent, shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Warrant Agreement. The Company shall deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Warrant Agent shall deliver all cancelled Warrant Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Warrant Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  Section 8. Reservation and Availability of Shares of Common Stock; Reports; Taxes. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants. The transfer agent for the Common Stock (the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement.

                  So long as the Common Stock issuable upon the exercise of Warrants may be listed on the NYSE or any other national securities exchange, the Company shall use its best efforts to cause all shares reserved for such issuance to be listed on the NYSE or such other exchange upon official notice of issuance upon such exercise.

                  The Company covenants and agrees that (i) it will take all action necessary in a timely manner, including any required registration under the Securities Act of 1933, as amended (the "Securities Act"), of any shares of Common Stock issued by it upon exercise of Warrants and the subsequent sale of such shares without further registration, in order that the issuance by it of Common Stock on exercise of the Warrants will not violate the registration requirements of the Securities Act and that the shares of Common Stock acquired by Persons exercising Warrants can be freely resold by them without registration under the Securities Act other than such registration as may previously have been effected, provided that Affiliates of the Company may be required to comply with Rule 144 of the Securities Act or any successor provisions thereto, and
(ii) it will take all such actions in a timely manner as may be necessary to insure that all shares of Common Stock delivered upon exercise of Warrants, if any, shall, at the time of delivery of the certificates for such shares (subject to payment, if any, of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                  The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Warrant Certificates and the initial issuance of shares of Common Stock upon the exercise of Warrants. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock in a name other than that of the registered holder of the Warrant Certificate evidencing Warrants surrendered for exercise or to issue or deliver any certificates for shares of Common Stock upon the exercise of any Warrants until any such tax or governmental charge shall have been paid (any such tax or governmental charge being payable by the holder of such Warrant Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax or governmental charge is due.

                  So long as any of the Warrants remain outstanding, at the request of a Warrant holder, the Company shall cause copies of any quarterly and annual financial reports and of any information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC ("SEC Reports") pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be mailed to such Warrant holder within 15 days after the later of such request or such filing with the SEC. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall nevertheless continue to cause SEC Reports, comparable to those that it would be required to file pursuant to Section 13 or 15(d) of the Exchange Act if it were then subject to the requirements of either such Section, to be filed with the SEC for public availability (unless the SEC will not accept such a filing) and mailed to holders of Warrants, upon their request, within the same time periods as would have applied under the preceding sentence had the Company then been subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company shall make all such information available to investors, securities analysts and broker-dealers who request it in writing.

                  Section 9. Common Stock Record Date. Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record for the Common

Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment, if any, of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock transfer books of the Company are open.

                  Section 10. Adjustment of Purchase Price, Number of Shares or Number of Warrants. The Purchase Price, the number of shares covered by each Warrant and the number of Warrants outstanding are subject to adjustment from time to time as provided in this Section 10.

                  (a) In the event the Company shall at any time after the date of this Agreement (i) pay a dividend or make a distribution on the Common Stock in shares of capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Purchase Price and the number and kind of shares of capital stock issuable upon the exercise of a Warrant (as in effect immediately prior to such action) shall be proportionately adjusted so that the holder of any Warrant exercised after such action shall be entitled to receive the aggregate number and kind of shares of capital stock which he would have owned immediately following such action, if such Warrant had been exercised immediately prior to such action. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur and, in the event that such dividend or distribution is not paid, such adjustment shall be readjusted retroactively.

                  (b) In case the Company shall fix a record date for the issuance (without consideration) of rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 60 calendar days after such date of issue) to subscribe for or purchase Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) at a price per share of Common Stock (or having an initial conversion, exchange or exercise price per share of Common Stock, if a security convertible into or exchangeable or exercisable for Common Stock) less than the current market price per share of Common Stock (as defined in Section 10(e)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate offering price for the convertible, exchangeable or exercisable securities so to be offered) would purchase at such current market price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible, exchangeable or exercisable securities so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Warrant Agent. The aggregate offering price for the issuance of convertible, exchangeable or exercisable securities shall be deemed to be the consideration to be received by the Company for such securities plus the additional minimum initial consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued and, to the extent, if issued, they expire without being exercised, the Purchase Price shall be readjusted retroactively to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for the making of a dividend or distribution (other than a cash dividend or distribution out of retained earnings or earned surplus, except a special or extraordinary dividend or distribution, and dividends or distributions of the stock of the Company which are covered by Section 10(a)) to all holders of Common Stock (including any distribution made in connection with a consolidation or merger in which the Company is the continuing corporation), of evidences of indebtedness or assets (including cash, except in respect of dividends and distributions other than special or extraordinary dividends or distributions) or rights or warrants (excluding those referred to in Section 10(b)) to purchase debt securities, assets or other securities of the Company, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction of which the numerator shall be the current market price per share of Common Stock (as defined in Section 10(e)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Warrant Agent) of such distribution applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall be readjusted retroactively to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d) In the event that the rights (the "Rights") outstanding under the Rights Agreement, dated as of January 5, 1995, between the Company and the Rights Agent, as such Agreement may be amended from time to time, or any similar agreements or arrangements (the "Rights Agreement"), become entitled to receive, with or without payment of an exercise price, shares of capital stock or other securities of the Company or another Person, or cash or other assets, by reason of any Person having become an Acquiring Person or a Stock Acquisition Date or Distribution Date (as those terms are defined in the Rights Agreement) having occurred, then upon the exercise thereafter of each Warrant, the

Warrant holder shall also receive (upon payment, if any, of any amount the holder of a Right would be required to pay upon any such exercise thereof) such Common Stock, other securities, assets and cash as would be received by the holder of Rights appertaining to that number of shares of Common Stock for which the Warrant would have been exercisable immediately prior to the event referred to above, provided that to the extent any adjustment has been made under any other provision of this Section 10 or Section 12 with respect to the Rights, no additional adjustment shall be made pursuant to this subsection.

                  (e) If the Company issues shares of Common Stock for a consideration per share less than the current market price per share of Common Stock on the date the Company fixes the offering price of such additional shares, the Purchase Price to be in effect immediately after such issuance shall be determined by multiplying the Purchase Price in effect immediately prior to such issuance by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such date of issuance plus the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price and of which the denominator shall be the number of shares of Commons Stock outstanding immediately after the issuance of such additional shares. The adjustment shall be made successively whenever any such issuance is made and shall become effective immediately after such issuance.

                  (f) If the Company issues any securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in the foregoing subsections of this Section 10) for a consideration per share of Common Stock initially deliverable upon conversion of or exchange or exercise for such securities (plus the consideration for the security convertible, exchangeable or exercisable for such share of Common Stock) less than the current market price per share on the date of issuance of such securities, the Purchase Price to be in effect immediately after such issuance shall be determined by multiplying the Purchase Price in effect immediately prior to such issuance by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such date of issuance plus the number of shares of Common Stock which the aggregate consideration received for the issuance of such securities would purchase at such current market price and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such securities plus the maximum number of shares of Common Stock deliverable upon conversion of or in exercise or exchange for such securities at the initial conversion rate. The aggregate consideration received for the issuance of such securities shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum initial consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof. The adjustment shall be made successively whenever any such issuance is made and shall become effective immediately after such issuance.

                  (g) For the purpose of any computation pursuant to this
Section 10, the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily Closing Price per share of such Common Stock for the 30 consecutive Trading Days immediately prior to such date. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Warrant Agent.

                  (h) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
Section 10(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 10 shall be made to the nearest cent or the nearest ten-thousandth of a share, as the case may be.

                  (i) In the event that at any time, as a result of an adjustment made pursuant to this Section 10, the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this
Section 10 (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Warrant Agent), and the provisions of Sections 6, 8, 9 and 12 with respect to the shares of Common Stock shall apply on like terms to any such other shares.

                  (j) Unless the Company shall have exercised its election as provided in Section 10(k), upon each adjustment of the Purchase Price as a result of the calculations made in this Section 10, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of shares covered by a Warrant immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (k) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Warrants, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Warrant. The aggregate Warrants outstanding immediately after such adjustment of the number of Warrants shall be exercisable for the same number of shares of Common Stock for which the aggregate Warrants were exercisable immediately prior to such adjustment of the number of Warrants. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect prior to adjustment of the Purchase Price by the Purchase Price in effect after adjustment of the Purchase Price. The Company shall notify the Warrant Agent and the record holders of Warrants of its election to adjust the number of Warrants, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but shall be at least 10 days later than the date of the public announcement. Upon each adjustment of the number of Warrants pursuant to this subsection (i) the Company shall, as promptly as practicable, cause to be distributed to holders of record of Warrant Certificates on such record date Warrant Certificates evidencing, subject to Section 13, the additional Warrants to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to which such holders shall be entitled after such adjustment. Warrant Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Warrant Certificates on the record date specified in the public announcement.

                  (l) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed upon the initial Warrant Certificates issued hereunder.

                  (m) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

                  (n) In any case in which this Section 10 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrant exercised after such record date of the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (o) Anything in this Section 10 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 10, as and to the extent that it in its sole discretion shall determine to be advisable in order that any event treated for federal income tax purposes as a distribution of stock or stock rights shall not be taxable to the recipients; provided, however, that any reduction of the Purchase Price pursuant to this Section 10(o), other than a reduction which the Company has irrevocably committed will be in effect for so long as any Warrants are outstanding, does not change or adjust the Purchase Price otherwise in effect for purposes of subsections (a)-(f) of this Section 10.

                  (p) If any event shall occur as to which the provisions of this Section 10 are not strictly applicable but the failure to make any adjustment would in the good faith judgment of the Company's Board of Directors adversely affect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Section 10, then, in each such case, the Company shall appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or material indirect financial interest in the Company or any of its subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to the

Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a director or officer of the Company or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 10, necessary to preserve, without dilution or accretion, the rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders of the Warrants and shall make the adjustments described therein.

                  (q) The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment.

                  Section 11. Certification of Adjusted Purchase Price or Number of Shares. Whenever the Purchase Price or the number of shares of Common Stock issuable upon the exercise of each Warrant is adjusted as provided in Section 10 or 12, the Company shall (a) promptly prepare a certificate signed by an executive officer of the Company and one of its accounting officers setting forth the Purchase Price as so adjusted and/or the number of shares of Common Stock issuable upon exercise of each Warrant as so adjusted, and a brief statement of the facts accounting for such adjustment and setting forth a computation by which such adjustment was made, (b) promptly file with the Warrant Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Warrant Certificate in accordance with Section 24.

                  Section 12. Consolidation, Merger or Sale or Transfer of Assets. In case of any consolidation or merger of the Company with another corporation or in case of any sale, lease or conveyance to another Person of all or substantially all of the assets or property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrant Agent an agreement that each holder of a Warrant shall have the right, upon payment of the Purchase Price in effect immediately prior to such action, to purchase upon exercise of each Warrant the kind and amount of shares or other securities or property that he would have owned or have been entitled to receive after the happening of such action, had such Warrant been exercised immediately prior to such action. Notwithstanding the foregoing, in the case of any merger or other transaction in which the publicly held

Common Stock shall be converted into the right to receive a consideration consisting solely of cash, each holder of a Warrant, without having to take any other action than the surrendering of such Warrant to the Company, shall receive in full and complete satisfaction of the rights appertaining to the Warrants an amount equal to the amount (if any) by which the price per share payable to, or which would be received by, any public holder of Common Stock in connection with such transaction exceeds the Purchase Price in effect immediately prior to such merger or other transaction. The Company shall mail by first-class mail, postage prepaid, to each holder of a Warrant, notice of the execution of any such agreement referred to in the first sentence of this Section 12. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 10 in relation to any securities or property (including cash) thereafter deliverable upon the exercise of the Warrants. The Warrant Agent shall be under no responsibility to determine the correctness of any provisions contained in any such agreement relating either to the kind or amount of shares or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement. The provisions of this Section 12 shall similarly apply to successive mergers or consolidations or sales or other transfers.

                  Section 13. Fractional Warrants and Fractional Shares. (a) The Company shall not be required to issue fractions of Warrants or to distribute Warrant Certificates which evidence fractional Warrants, except at the request of a Warrant holder in the event the Company makes an adjustment in the number of Warrants pursuant to Section 10(k) which results in fractional Warrant interests. In lieu of such fractional Warrants, there shall be paid to the registered holders of the Warrant Certificates with regard to which such fractional Warrants would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Warrant. For the purposes of this Section 13(a), the current market value of a whole Warrant shall be the closing price of the Warrant for the Trading Day immediately prior to the date on which such fractional Warrant would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Warrants are not listed or admitted to trading on NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Warrants are listed or admitted to trading or, if the Warrants are not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ. If on any such date the Warrants are not quoted by any such organization, the fair value of the Warrants on such date as determined in good faith by the Board of Directors of the Company shall be used.

                  (b) The Company shall not be required to issue fractions of shares upon exercise of the Warrants or to distribute certificates which evidence fractional shares. In lieu of fractional shares, there shall be paid to the registered holders of Warrant Certificates at the time such Warrant Certificates are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 13(b), the current market value of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 10(e)) for the Trading Day immediately prior to the date of such exercise.

                  (c) Except as provided in Section 13(a), the holder of a Warrant by the acceptance of the Warrant expressly waives his right to receive any fractional Warrant or any fractional share upon exercise of a Warrant.

                  Section 14. Right of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Warrant Certificates; and any registered holder of any Warrant Certificate, without the consent of the Warrant Agent or of the holder of any other Warrant Certificate, may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his rights relating to the Warrants, including his right to exercise the Warrants as provided in such Warrant Certificate and in this Agreement.

                  Section 15. Agreement of Warrant Certificate Holders. Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and the Warrant Agent and with every other holder of a Warrant Certificate that:

                  (a) the Warrant Certificates are transferable only on the registry books of the Warrant Agent if surrendered at the principal office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer; and

                  (b) the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the

Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  Section 16. Warrant Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise or conversion of the Warrants represented thereby, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by such Warrant Certificate shall have been exercised in accordance with the provisions hereof.

                  Section 17. Concerning the Warrant Agent. The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Warrant Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Warrant Agent, for anything done or omitted by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

                  The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Warrant Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

                  Section 18. Merger or Consolidation or Change of Name of Warrant Agent. Any Person into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be a party, or any Person succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 20. In case at the time such successor Warrant Agent shall succeed to the agency created by this Agreement any of the Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

                  In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the

Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

                  Section 19. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrant Certificates, by their acceptance thereof, shall be bound:

                  (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclu-sively proved and established by a certificate signed by the Chairman, President, Chief Executive Officer or any Vice President of the Company and by the Treasurer or any Assistant Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate. The Warrant Agent shall be entitled to rely on any certificate, notice or other document reasonably believed by it to be genuine and correct and to have been signed, given or sent by the proper Person or Persons.

                  (c) The Warrant Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

                  (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Purchase Price or the making of any change in the number of shares of Common Stock required under the provisions of
         Section 10 or 12 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any adjustment of the Purchase Price); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

                  (g) the Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman, President, Chief Executive Officer, any of the Vice Presidents or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                  (h) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Warrant Agent may exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

                  Section 20. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent or elect by notice to the holders of the Warrant Certificates by first-class mail to act itself as the Warrant Agent until by like notice it elects to appoint a new Warrant Agent. If the Company shall fail to make such appointment or election within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Warrant Certificate (who shall, with such notice, submit his Warrant Certificate for inspection by the Company), then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any successor Warrant Agent (other than the Company), whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50,000,000. After appointment or election, the successor Warrant Agent or the Company, as the case may be, shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment or election the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Warrant Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent or the election by the Company to serve as the Warrant Agent, as the case may be.

                  Section 21. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

                  Section 22. Purchase of Warrants by the Company. The Company shall have the right, except as limited by applicable law or other agreements, to purchase or otherwise acquire Warrants at such time, in such manner and for such consideration as may be agreed to by the Company and any selling Warrant holder.

                  Section 23. Notice of Proposed Actions. In case the Company shall propose (a) to take any action which may require an adjustment in the Purchase Price or other terms of the Warrants pursuant to Section 10 or Section 12 of this Agreement, or (b) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Warrant, in accordance with Section 24, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or
(b) above at least twenty days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. The failure to give notice required by this Section 23 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action. Unless specifically required by Section 10, the Purchase Price, the number of shares covered by each Warrant and the number of Warrants outstanding shall not be subject to adjustment as a result of the Company being required to give notice pursuant to this Section 23.

                  Section 24. Notices. Notices or demands authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant Certificate to or on the Company shall be in writing and shall be deemed given or made when delivered or on the third day following the date sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Warrant Agent) or on the date sent by facsimile transmission (provided that such facsimile transmission is promptly confirmed by telephone confirmation thereof) as follows:

                         American Standard Companies Inc.
                         One Centennial Avenue
                         Piscataway, New Jersey 08855
                         Tel:  (908) 980-6000
                         Fax:  (908) 980-6118
                         Attention:  Secretary

Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Warrant Certificate to or on the Warrant Agent shall be in writing and shall be deemed given or made when delivered or on the third date following the date sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company with notice to each Warrant holder) or on the date sent by facsimile transmission (provided that such facsimile transmission is promptly confirmed by telephone confirmation thereof) as follows:

                              Citibank, N.A.
                              111 Wall Street, Fifth Floor
                              New York, NY 10043
                              Tel:  (212) 412-6209
                              Fax:  (212) 480-1614
                              Attention: Stock Transfer

Notices or demands authorized by this Agreement to be given or made by the Company or the Warrant Agent to the holder of any Warrant Certificate shall be in writing and shall be deemed given or made on the third day following the date sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or, if the Warrant holder has provided the Company with a facsimile transmission address, on the date sent by facsimile transmission (provided that such facsimile transmission is promptly confirmed by telephone confirmation thereof).

                  Section 25. Supplements and Amendments. (a) The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates.

                  (b) With the consent of the holders of Warrants exercisable for not less than a majority of the Shares (as adjusted from time to time) issuable upon exercise of all then outstanding Warrants, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Warrant Agreement or modifying in any manner the rights of the holders of the Warrant Certificates; provided, however, that no modification of the terms (including but not limited to the adjustments described in Section 10) upon which the Warrants are exercisable or reducing the percentage required for consent to modification of this Agreement may be made without the consent of the holder of each outstanding Warrant affected thereby.

                  Section 26. Successors. All covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 27. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any Person other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

                  Section 28. Governing Law; Submission to Jurisdiction; Selection of Forum. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS LAWS GOVERNING CONFLICTS OF LAW. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, whether in tort or contract or at law or in equity, exclusively in the United States District Court for the Southern District of New York or the Supreme Court of the state of New York for the county of New York, and solely in connection with claims arising under this Agreement or the transactions contained in or contemplated by this Agreement (i) irrevocably submits to the exclusive jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts,
(iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with
Section 24 of this Agreement.

                  Section 29. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  Section 30. Captions. The caption of the sections of this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                         AMERICAN STANDARD COMPANIES INC.

                                         By
                                           -----------------------------------
                                           Title:

                                         CITIBANK, N.A., as

                                         Warrant Agent

                                         By
                                           -----------------------------------
                                           Title:

                                                                       Exhibit A
                                                            To Warrant Agreement

                          [Form of Warrant Certificate]

Certificate No.      _______________________________________________ Warrants

                     NOT EXERCISABLE AFTER _______ __, 2002

                               Warrant Certificate

                  THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE LAWS. THE COMPANY MAY REQUIRE AS A CONDITION TO THE TRANSFER OF THIS WARRANT AN OPINION FROM COUNSEL FOR THE WARRANT HOLDER, SATISFACTORY TO THE COMPANY, THAT THE TRANSFER MAY BE MADE WITHOUT PRIOR REGISTRATION OF THE WARRANT UNDER SUCH ACT OR LAWS.

                        AMERICAN STANDARD COMPANIES INC.

                  This certifies that ________________________, or registered assigns, is the registered owner of the number of Warrants set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Warrant Agreement dated as of _______ __, 1997 (the "Warrant Agreement") between American Standard Companies Inc., a Delaware corporation (the "Company"), and Citibank, N.A., a national banking association (the "Warrant Agent"), from and after the time that it is no longer possible for any payment to be made to ASI Partners pursuant to Section 3.2 of the Stock Disposition Agreement, to purchase from the Company at any time after _______ __, 1997 and prior to 5:00 P.M. (New York City time) on ________ __, 2002 at the principal office of the Warrant Agent, or its successors as Warrant Agent, in New York, New York, ___________ fully paid and nonassessable shares of the Common Stock, par value $.01 per share ("Shares" or "Common Stock"), of the Company, at a purchase price of $_______ (the "Purchase Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed, together with payment of the Purchase Price in immediately available funds for each share of Common Stock as to which the Warrants are exercised, at or prior to the Close of Business on the fifth anniversary of the Closing Date or, if such date is not a Business Day, the next Business Day thereafter (the "Expiration Date"); provided, however, that the Company, in its sole discretion, may instead elect (a "Spread Value Election") to pay, either in cash or Shares (valued at Market Value, as defined below), to such holder against surrender of the Warrants the product of (i) the number of shares of Common Stock as to which the Warrants are exercised times (ii) the amount of the excess, if any, of (A) the average of the Closing Price per share of the Common Stock for the five Trading Days prior to the date the

Warrants are exercised or surrendered (the "Market Value") over (B) the Purchase Price, in which case the registered holder will not be required to submit such cash payment for the Purchase Price. The Company shall, at the request by any Warrant holder received by the Company five Business Days in advance of a proposed exercise of a Warrant, advise such holder at least one Business Day prior to the proposed exercise date whether the Company elects in its discretion to pay for the surrender of the Warrant, without payment by the holder, in either cash or Shares. The Company further agrees that, upon exercise of any Warrant by any Original Warrant Holder, the Company will exercise its Spread Value Election to make such payment in cash or Shares for surrender of Warrants by such Original Warrant Holder. The Company may also by notice to the Warrant Agent make a Spread Value Election in advance, specifying that payment by it will be made in cash, in Shares or reserving its right to elect either in its discretion from time to time, in which case such Spread Value Election shall be binding in accordance with its terms on the Company and the Warrant holders for all exercises of Warrants subsequent to such notice. The Company shall give prompt notice of such election to the Warrant holders. In the event that a Transaction occurs after the date a payment by reason thereof would otherwise be due, any Warrant holder exercising a Warrant may require the Company to exercise its

Spread Value Election for cash, and the Company shall be obligated to do so. Except as provided in the immediately preceding sentence, whenever the Company exercises a Spread Value Election upon exercise of a Warrant, it shall within three Business Days of the date of its exercise of such Spread Value Election,
(i) make its choice of payment in cash or the issuance of shares of ASCI Common Stock pursuant to the Spread Value Election and (ii) make to the Warrant holder the cash payment or delivery of the shares, but any shares of ASCI Common Stock delivered pursuant to such Spread Value Election shall be deemed to have been issued and delivered to the Warrant holder and to be outstanding as of the date provided in Section 9 of this Agreement notwithstanding such deferred delivery by the Company.

                  All Warrants shall expire and be of no further force and effect upon the occurrence of any Transaction which will require a payment to ASI Partners by the Company pursuant to Section 3.2 of the Stock Disposition Agreement, provided payment is made as required by such Section 3.2. The Company shall give prompt notice to the Warrant Agent and the Warrant holders of such expiration.

                  The number of Warrants evidenced by this Warrant Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above and the Purchase Price per share set forth above are the number and Purchase Price as of ______ __, 1997, based on the shares of Common

Stock of the Company as constituted at such date. As provided in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are subject to modification and adjustment upon the occurrence of certain events.

                  This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Warrant Agent, the Company and the holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent.

                  This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Warrant Agent, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

                  No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

                  No holder of this Warrant Certificate shall be entitled to vote or receive dividends or to be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Warrant Agreement), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

                  Terms used in this Warrant Certificate have the same meaning as they do in the Warrant Agreement.

                  THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE

WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS LAWS GOVERNING CONFLICTS OF LAW.

                  This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _______ __, 1997.

                                            AMERICAN STANDARD COMPANIES INC.

                                            By
                                              ------------------------------
                                              Title:

ATTEST:
       -----------------------
           Secretary

Countersigned:

CITIBANK, N.A.

By
  ----------------------------
  Authorized signature

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                       exercise the Warrant Certificate.)

To Citibank, N.A., as Warrant Agent

                  The undersigned hereby irrevocably elects to exercise __________________ Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that Certificates for such shares be issued in the name of:

Please insert social security
or other identifying number


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security
or other identifying number


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

Dated:
        --------------------

                                             ----------------------------------
                                             Signature

                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of this
                                             Warrant Certificate)

Signature Guaranteed: